UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2010

TRUMP ENTERTAINMENT RESORTS, INC.

TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

1-13794 33-90786 33-90786-01	13-3818402 13-3818407 13-3818405
(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5866

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, on February 17, 2009, Trump Entertainment Resorts, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Camden, New Jersey (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). In addition, as previously disclosed, the Debtors withdrew their joint chapter 11 plan of reorganization, as filed with the Bankruptcy Court on August 3, 2009, and thereafter amended (the “Original Debtors’ Plan”) and the Disclosure Statement relating thereto (the “Original Debtors’ Disclosure Statement”) and endorsed and became co-proponents of the plan of reorganization proposed by the Ad Hoc Committee (the “Ad Hoc Committee”) of certain holders of the Debtors’ 8.5% Senior Secured Notes due 2015 (the “Second Lien Notes”) filed on August 11, 2009, and thereafter amended (the “AHC Plan”) and the Disclosure Statement relating thereto (the “AHC Disclosure Statement”). On December 24, 2009, the Debtors and the Ad Hoc Committee filed with the Bankruptcy Court a revised AHC Plan and revised AHC Disclosure Statement (as thereafter amended on January 5, 2010, the “AHC/Debtor Plan” and “AHC/Debtor Disclosure Statement”, respectively), reflecting the Debtors’ support of and co-proponent role with respect to such Plan.

On May 7, 2010, the Bankruptcy Court entered an order confirming the AHC/Debtors Plan. In addition, on May 7, 2010, the Bankruptcy Court entered an order (the “DIP Financing Order”) approving, among other things, up to $45.0 million in debtor-in-possession financing in accordance with the terms and conditions of the $24.0 million Secured Debtor-In-Possession Facility (the “Initial DIP Note Purchase Agreement”) and the $21.0 million Secured Supplemental Debtor-In-Possession Facility (the “Supplemental DIP Note Purchase Agreement”, and together with the Initial DIP Note Purchase Agreement, the “DIP Note Purchase Agreements”), by and among the Debtors, Wilmington Trust FSB, as administrative agent and collateral agent under each of the DIP Note Purchase Agreements, and the respective note purchasers party to each of the DIP Note Purchase Agreements. Pursuant to the DIP Financing Order, the Debtors are immediately authorized to execute the DIP Note Purchase Agreements, each of which has been approved by the Bankruptcy Court, in accordance with and subject to the terms of the DIP Financing Order; provided, however, that the Debtors shall not execute or deliver the Supplemental DIP Note Purchase Agreement or incur any obligations thereunder until (i) the New Jersey Casino Control Commission has granted any necessary regulatory approvals or the relevant DIP Note Purchasers (as defined in the applicable DIP Note Purchase Agreements) have received evidence satisfactory to the relevant DIP Note Purchasers that such regulatory approvals are not required and (ii) all amounts available under the Initial DIP Note Purchase Agreement have been drawn.

On May 25, 2010, the Debtors entered into the Initial DIP Note Purchase Agreement, though no indebtedness has been incurred under such agreement. A copy of the Initial DIP Note Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The maturity date of each of the DIP Note Purchase Agreements is the earliest of (1)(x) six months from the closing date and (y) five months after May 7, 2010, if that certain Amended and Restated Backstop Agreement, dated December 11, 2009, among the Company and members of the Ad Hoc Committee (as thereafter amended) is not amended to extend the termination provisions thereunder, (2) the effective date of the AHC/Debtor Plan, (3) the date of confirmation of a plan of reorganization other than the AHC/Debtor Plan and (4) the acceleration of the indebtedness under the DIP Note Purchase Agreements as a result of the occurrence of an event of default (as defined therein).

The DIP Note Purchase Agreements contain various representations, warranties and covenants by the Debtors, including reporting requirements. The DIP Note Purchase Agreements provide for the payment of interest at a rate per annum equal to 10% payable on the earlier of the maturity date or the date on which an event of default occurs under the applicable DIP Note Purchase Agreements.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Secured Debtor-in-Possession Note Purchase Agreement dated as of May 25, 2010, by and among Trump Entertainment Resorts Holdings, L.P., Trump Entertainment Resorts, Inc., certain subsidiaries and affiliates from time to time party thereto, as guarantors and the note purchasers and agents named therein.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K, including the exhibits being furnished as part of this report, as well as other statements made by the Debtors may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Registrants’ current views with respect to current events and financial performance. The words “possible,” “propose,” “might”, “could,” “would,” “projects,” “plan,” forecasts,” “anticipates,” “expect,” “intend,” “believe,” seek,” or “may,” the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements include statements other than historical information or statements of current condition, but instead represent only the Registrants’ belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Registrants’ control. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to, the Debtors’ ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Debtors to consummate the AHC/Debtor Plan or any other plan of reorganization with respect to the chapter 11 cases, the terms of the restructuring or reorganization plan ultimately implemented, the timing thereof, the related costs and expenses, and the ability of the Registrants to maintain normal relationships with its vendors, service providers and customers. The Registrants disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Debtors’ various prepetition liabilities, common stock and/or other equity securities.

Pursuant to the requirements of the Exchange Act, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2010

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/S/ ROBERT M. PICKUS
Robert M. Pickus
Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	/S/ ROBERT M. PICKUS
Robert M. Pickus
Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

By:	/S/ ROBERT M. PICKUS
Robert M. Pickus
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Secured Debtor-in-Possession Note Purchase Agreement dated as of May 25, 2010, by and among Trump Entertainment Resorts Holdings, L.P., Trump Entertainment Resorts, Inc., certain subsidiaries and affiliates from time to time party thereto, as guarantors and the note purchasers and agents named therein.